NUMBER

SFU-

nanometrics

SHARES

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

NANOMETRICS INCORPORATED

CUSIP 630077 10 5

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

SPECIMEN

is the record holder of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE PER SHARE, OF

NANOMETRICS INCORPORATED

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:

FACSIMILE SIGNATURE TO APPEAR HERE

SECRETARY

NANOMETRICS INCORPORATED INCORPORATED SEAL DELAWARE

FACSIMILE SIGNATURE TO APPEAR HERE

PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
U.S. STOCK TRANSFER CORPORATION
TRANSFER AGENT AND REGISTRAR

BY:

AUTHORIZED SIGNATURE

NANOMETRICS INCORPORATED

THE COMPANY IS AUTHORIZED TO ISSUE COMMON STOCK. A STATEMENT OF THE RIGHTS, PREFERENCES, PRIVILEGES, AND RESTRICTIONS GRANTED TO OR IMPOSED UPON THE SHARES OF COMMON STOCK AND UPON THE HOLDERS THEREOF AS ESTABLISHED, FROM TIME TO TIME, BY THE CERTIFICATE OF INCORPORATION OF THE COMPANY AND THE NUMBER OF SHARES AUTHORIZED, MAY BE OBTAINED BY THE HOLDER HEREOF UPON REQUEST AND WITHOUT CHARGE FROM THE TRANSFER AGENT OF THE COMPANY AT ITS OFFICES IN SAN FRANCISCO, CALIFORNIA OR NEW YORK, NEW YORK.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common
TEN ENT – as tenants by the entireties
JT TEN – as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT– ______________ Custodian ______________
(Cust) (Minor)
under Uniform Gifts to Minors
Act ______________
(State)

UNIF TRF MIN ACT– ______________ Custodian (until age ______)
(Cust)
______________ under Uniform Transfers
(Minor)
to Minors Act ______________
(State)

Additional abbreviations may also be used though not in the above list.

For Value received, ______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

______________ Shares
of the Common Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint

______________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________

X ______________

X ______________

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURES GUARANTEED:

By ______________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.